SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549






                            FORM 8-K



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         April 27, 2001




             FIRST FARMERS AND MERCHANTS CORPORATION








        TENNESSEE             0-10972              62-1148660
     (State or Other        (Commission         (I.R.S. Employer
     Jurisdiction of        File Number)        Identification
      Incorporation)                                Number)



816 South Garden Street, Columbia, Tennessee      38402-1148
(Address of principal executive office)           (Zip Code)



Registrant's telephone number, including area code:(931)-388-3145

Item 2.  Acquisition or Disposition of Assets.

On April 27, 2001, First Farmers and Merchants National Bank, a national banking association and a wholly owned subsidiary of First Farmers and Merchants Corporation, acquired all of the issued and outstanding shares of common stock of Peoples and Union Bank, a Tennessee banking corporation and a subsidiary of First Tennessee National Corporation, pursuant to an agreement and plan of merger dated as of December 18, 2000 (the "agreement").

First Farmers and Merchants National Bank acquired all of the common stock from First Tennessee Corporation, amounting to 48,000 shares of $10.00 par value common stock, for a negotiated cash purchased price of $24,956,678. All 48,000 shares of Peoples and Union Bank shall no longer be outstanding and shall automatically be cancelled and shall cease to exist.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (a)  Financial statements of business acquired.

               1. Financial statements of Peoples and Union Bank as of December 31, 2000 (audited).
               2. Financial statements of Peoples and Union Bank as of March 31, 2001 (unaudited).

       (b)  Pro forma financial information.

               1. First Farmers and Merchants Corporation and Subsidiary pro forma condensed consolidated balance sheet as of December 31, 2000 (unaudited).
               2. First Farmers and Merchants Corporation and Subsidiary pro forma condensed consolidated statement of income for the year ended December 31, 2000 (unaudited).
               3. First Farmers and Merchants Corporation and Subsidiary pro forma condensed consolidated balance sheet as of March 31, 2001 (unaudited).
               4. First Farmers and Merchants Corporation and Subsidiary pro forma condensed consolidated statement of income for the three months period ended March 31, 2001 (unaudited).

           (c)  Exhibit:

               1. Agreement and plan of merger dated December 18, 2000, between First Farmers and Merchants
                    National Bank and First Tennessee National
                    Corporation.

                           SIGNATURES
                           __________

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          First Farmers and Merchants Corporation
                          (Registrant)

Date:__________________   /s/Waymon L. Hickman
                          _____________________
                          Chairman of the Board
                         (Chief Executive Officer)

            PEOPLES AND UNION BANK

      PRO FORMA CONDENSED BALANCE SHEET
                 (UNAUDITED)
            (Dollars in Thousands)

                MARCH 31, 2001


                    ASSETS
Cash and due from banks                       $   3,856
Federal funds sold                                5,725
Securities available-for-sale, at fair value     18,639
Securities held-to-maturity, at cost             20,474
Loans, net of allowance for loan losses         110,708
Premises and equipment, net of depreciation       1,224
Other assets                                      1,635
                                               --------
TOTAL ASSETS                                  $ 162,261
                                              =========
     LIABILITIES AND STOCKHOLDER'S EQUITY

Deposits
     Noninterest-bearing                      $  39,445
     Interest-bearing                           109,676
                                               --------
Total deposits
                                                149,121
Accounts payable and accrued liabilities          1,683
                                               --------
TOTAL LIABILITIES                               150,804
                                               --------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
Common stock                                        480
Additional paid-in capital                          480
Retained earnings                                10,219
Accumulated other comprehensive loss                278
                                               --------
TOTAL STOCKHOLDER'S EQUITY                       11,457
                                               --------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY    $ 162,261
                                               ========

                 PEOPLES AND UNION  BANK

             CONDENSED  STATEMENT OF INCOME
                       (UNAUDITED)
      (Dollars in Thousands, except per share data)

        FOR THE THREE MONTHS ENDED MARCH 31, 2001


INTEREST INCOME
Interest and fees on loans:                          $ 2,311

Interest and dividend income on investment
securities:
  Taxable                                                760
  Tax-exempt                                              17
                                                      ------
                                                         777
                                                      ------
TOTAL INTEREST INCOME                                  3,088

INTEREST EXPENSE
  Interest on deposits                                 1,799
                                                      ------
NET INTEREST INCOME                                    1,289
                                                      ------
Provision For Loan Losses                                 20
                                                      ------
Net Interest Income After Provision For Loan Losses    1,269
                                                      ------
NONINTEREST INCOME
  Service fees on deposit accounts                        90
  Other service fees and commissions                       5
  Other operating income                                 121
                                                      ------
TOTAL NONINTEREST INCOME                                 216
                                                      ------
NONINTEREST EXPENSES
Salaries and employee benefits                           363
Net occupancy expense                                     32
Furniture and equipment expense                           24
Other operating expense                                  154
                                                      ------
TOTAL NONINTEREST EXPENSES                               573
                                                      ------
INCOME BEFORE PROVISION FOR INCOME TAXES                 912

PROVISION FOR INCOME TAXES                               310
                                                      ------
NET INCOME                                           $   602
                                                      ======
NET INCOME PER SHARE OF COMMON STOCK                 $ 12.54
                                                      ======

             FIRST FARMERS AND MERCHANTS CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


On April 27, 2001, First Farmers and Merchants National Bank, a national banking association and a wholly owned subsidiary of First Farmers and Merchants Corporation, acquired all of the issued and outstanding shares of common stock of Peoples and Union Bank, a Tennessee banking corporation and a subsidiary of First Tennessee National Corporation, for a cash purchased price of $24,956,678.

In connection with the acquisition, First Farmers and Merchants National Bank entered into employment contracts with three key offices of Peoples and Union Bank.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed at fair value, and the results of Peoples and Union Bank's operations are included in First Farmers and Merchants Corporation and Subsidiary's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on First Farmers and Merchants Corporation and Subsidiary's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 2000, is based on the historical balance sheets of First Farmers and Merchants Corporation and Subsidiary and Peoples and Union Bank as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of income for the year ended December 31, 2000, and three months ended March 31, 2001, are based on the historical statements of income of First Farmers and Merchants Corporation and Subsidiary and Peoples and Union Bank for those periods. The pro forma condensed consolidated statements of income assume the acquisition took place on January 1, 2000.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of First Farmers and Merchants Corporation and Subsidiary.

     FIRST FARMERS AND MERCHANTS CORPORATION AND SUBSIDIARY

         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                     (Dollars in Thousands)

                        DECEMBER 31, 2000


                                               FIRST       PEOPLES
                                              FARMERS        AND
                                                AND         UNION   CONSOLIDATING
				             MERCHANTS      BANK     ENTRY        CONSOLIDATED

ASSETS
Cash and due from banks                      $  28,037    $   3,660  $ (4,799)    $  26,898
Federal funds sold                                 -          9,700       -           9,700
Securities available-for-sale, at fair value    96,664       18,987       -         115,651
value
Securities held-to-maturity, at cost           129,403       20,925    (20,000)     130,328
Loans, net of allowance for loan losses        371,770      109,177        -        480,947
Premises and equipment, net of depreciation      8,077        1,229        449        9,755
Other assets                                    18,115        1,733     13,051       32,899
                                              --------    ---------   --------     --------
TOTAL ASSETS                                 $ 652,066    $ 165,411   $(11,299)   $ 806,178
                                              ========     ========    ========    ========

   LIABILITIES AND STOCKHOLDER'S EQUITY

Deposits
     Noninterest-bearing                     $  81,435    $  17,746   $   -       $  99,181
     Interest-bearing                          475,376      135,164       -         610,540
                                               --------    --------    -------     --------
Total deposits                                 556,811      152,910       -         709,721
                                               --------    --------    -------     --------
Federal funds purchased and securities sold
under agreements to repurchase                   7,551         -          -           7,551
Dividends payable                                1,139         -          -           1,139
Accounts payable and
accrued liabilities                              6,756       1,202        -           7,958

TOTAL LIABILITIES                              --------    --------    -------     --------
                                               572,257     154,112        -         726,369
                                               --------    --------    -------     --------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
Common stock                                    29,200         480       (480)       29,200
Additional paid-in capital                       4,320         480       (480)        4,320
Retained earnings                               46,156      10,374    (10,374)       46,156
Accumulated other comprehensive loss               133         (35)        35           133
                                              --------    --------    --------     --------
TOTAL STOCKHOLDER'S EQUITY                      79,809      11,299    (11,299)       79,809
                                              --------    --------    -------      --------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY   $ 652,066   $ 165,411   $(11,299)    $ 806,178
                                              ========    ========    ========     ========

See Note to Proforma Condensed Consolidated Financial
Statements (Unaudited)

       FIRST FARMERS AND MERCHANTS CORPORATION AND SUBSIDIARY

        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                             (UNAUDITED)
            (Dollars in Thousands, except per share data)

                FOR THE YEAR ENDED DECEMBER 31, 2000

                                               FIRST       PEOPLES
                                              FARMERS        AND
                                                AND         UNION
				            MERCHANTS       BANK       CONSOLIDATED

  INTEREST INCOME
Interest and fees on loans:                   $ 31,358    $  9,326     $ 40,684

Interest and dividend income
 on investment securities:
  Taxable                                       10,097       2,908       13,005
  Tax-exempt                                     3,108          57        3,165
  Dividends                                        278         -            278
  Other interest income                            598         -            598
                                               -------     -------      -------
                                                14,081       2,965       17,046
                                               -------     -------      -------
TOTAL INTEREST INCOME                           45,439      12,291       57,730

INTEREST EXPENSE
  Interest on deposits                          21,486       6,826       28,312
  Interest on other short term borrowings          117         -            117
                                               -------     -------      -------
  TOTAL INTEREST EXPENSE                        21,603       6,826       28,429
                                               -------     -------      -------

NET INTEREST INCOME                             23,836       5,465       29,301
                                               -------     -------      -------
Provision For Loan Losses                          900          80          980
                                               -------     -------      -------
Net Interest Income After
Provision For Loan Losses                       22,936       5,385       28,321
                                               -------     -------      -------
NONINTEREST INCOME
  Trust department income                        1,813         -          1,813
  Service fees on deposit accounts               5,136         497        5,633
  Other service fees and commissions               422          41          463
  Other operating income                           566         182          748
                                               -------     -------      -------
TOTAL NONINTEREST INCOME                         7,937         720        8,657
                                               -------     -------      -------
NONINTEREST EXPENSES
  Salaries and employee benefits                 9,711       1,718       11,429
  Net occupancy expense                          1,485         157        1,642
  Furniture and equipment expense                1,192         104        1,296
  Other operating expense                        6,780         416        7,196
                                               -------     -------      -------
TOTAL NONINTEREST EXPENSES                      19,168       2,395       21,563
                                               -------     -------      -------
INCOME BEFORE PROVISION FOR INCOME TAXES        11,705       3,710       15,415

PROVISION FOR INCOME TAXES                       3,379       1,354        4,733
                                               -------     -------      -------
NET INCOME                                    $  8,326    $  2,356     $ 10,682
                                               ========    ========    ========
NET INCOME PER SHARE OF COMMON STOCK
(Weighted average shows outstanding:                                   $   3.66
2,210,000)                                                              =======

See Note to Proforma Condensed Consolidated Financial Statements
(Unaudited)


         FIRST FARMERS AND MERCHANTS CORPORATION AND SUBSIDIARY

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              (UNAUDITED)
                         (Dollars in Thousands)

                             MARCH 31, 2001



                                               FIRST       PEOPLES
                                              FARMERS        AND
                                                AND         UNION   CONSOLIDATING
				             MERCHANTS       BANK     ENTRY       CONSOLIDATED

             ASSETS

Cash and due from banks                      $  21,309   $   3,856   $    -       $  25,165
Federal funds sold                               8,910       5,725      (5,408)       9,227
Securities available-for-sale, at fair value   103,593      18,639        -         122,232
Securities held-to-maturity, at cost           130,549      20,474     (19,549)     131,474
Loans, net of allowance for loan losses        380,431     110,708         -        491,139
Premises and equipment, net of depreciation      8,189       1,224         449        9,862
Other assets                                    18,705       1,635      13,051       33,391
                                              --------    --------    ---------    --------
TOTAL ASSETS                                 $ 671,686   $ 162,261   $ (11,457)   $ 822,490
                                              ========    ========    =========    ========
 LIABILITIES AND STOCKHOLDER'S EQUITY
Deposits
     Noninterest-bearing                     $  84,361   $  39,445   $     -      $ 123,806
     Interest-bearing                          493,559     109,676         -        603,235
                                              --------    --------    ---------    --------
Total deposits                                 577,920     149,121         -        727,041
                                              --------    --------    ---------    --------
Securities sold under agreements to
repurchase                                       1,965         -           -          1,965
Accounts payable and accrued liabilities         8,374       1,683         -         10,057
                                              --------    --------    ---------    --------
TOTAL LIABILITIES                              588,259     150,804         -        739,063
                                              --------    --------    ---------    --------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
Common stock                                    29,200         480        (480)      29,200
Additional paid-in capital                       4,320         480        (480)       4,320
Retained earnings                               48,588      10,219     (10,219)      48,588
Accumulated other comprehensive loss             1,319         278        (278)       1,319
                                              --------    --------    ---------    --------
TOTAL STOCKHOLDER'S EQUITY                      83,427      11,457     (11,457)      83,427
                                              --------    --------    ---------    --------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY   $ 671,686   $ 162,261   $ (11,457)   $ 822,490
                                              ========    ========    =========    ========

See Note to Proforma Condensed Consolidated
Financial Statements (Unaudited)



       FIRST FARMERS AND MERCHANTS CORPORATION AND SUBSIDIARY

        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                            (UNAUDITED)
           (Dollars in Thousands, except per share data)

             FOR THE THREE MONTHS ENDED MARCH 31, 2001


                                               FIRST       PEOPLES
                                              FARMERS        AND
                                                AND         UNION
				             MERCHANTS       BANK      CONSOLIDATED

INTEREST INCOME
Interest and fees on loans:                  $  8,451      $  2,311     $ 10,762
Interest and dividend income on
investment securities:
  Taxable                                       2,369           760        3,129
  Tax-exempt                                      823            17          840
  Dividends                                        55           -             55
  Other interest income                           198           -            198
                                              -------       -------      -------
                                                3,445           777        4,222
                                              -------       -------      -------
TOTAL INTEREST INCOME                          11,896         3,088       14,984

INTEREST EXPENSE
  Interest on deposits                          5,663         1,799        7,462
  Interest on other short term borrowings          30           -             30
                                              -------       -------      -------
TOTAL INTEREST EXPENSE                          5,693         1,799        7,492
                                              -------       -------      -------
NET INTEREST INCOME                             6,203         1,289        7,492
                                              -------       -------      -------
Provision For Loan Losses                         255            20          275
                                              -------       -------      -------
Net Interest Income After
Provision For Loan Losses                       5,948         1,269        7,217
                                              -------       -------      -------
NONINTEREST INCOME
  Trust department income                         438           -            438
  Service fees on deposit accounts              1,669            90        1,759
  Other service fees and commissions              107             5          112
  Other operating income                          206           121          327
                                              -------       -------      -------
TOTAL NONINTEREST INCOME                        2,420           216        2,636
                                              -------       -------      -------
NONINTEREST EXPENSES
Salaries and employee benefits                  2,545           363        2,908
Net occupancy expense                             356            32          388
Furniture and equipment expense                   183            24          207
Other operating expense                         1,871           154        2,025
                                              -------       -------      -------
TOTAL NONINTEREST EXPENSES                      4,955           573        5,528
                                              -------       -------      -------
INCOME BEFORE PROVISION FOR INCOME TAXES        3,413           912        4,325

PROVISION FOR INCOME TAXES                        980           310        1,290
                                              -------       -------      -------
NET INCOME                                   $  2,433       $   602     $  3,035
                                              =======       =======      =======
NET INCOME PER SHARE OF COMMON STOCK
(Weighted average shows outstanding: 2,920,000)                         $   1.04
                                                                         =======

See Note to Proforma Condensed Consolidated
Financial Statements (Unaudited)

     FIRST FARMERS AND MERCHANTS CORPORATION AND SUBSIDIARY

            NOTE TO PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS
                           (UNAUDITED)



NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

       1. To reflect the acquisition of Peoples and Union Bank and the allocation of the purchase price on the basis of the fair value of the assets acquired and liabilities assumed. The components of the purchase price and its allocation of the assets and liabilities of Peoples and Union Bank are as follows:


   Total purchase price                                 $  24,956,678

   Allocation of the purchase price:

   Increase in cash and due from banks                      3,856,382
   Increase in Federal funds sold                          25,273,790
   Increase in Securities available-for-sale               19,563,840
   Increase in net loans                                  110,707,842
   Increase in premises and equipment                       1,673,432
   Increase in other assets                                 1,634,818
   Increase in noninterest bearing deposits               (39,445,024)
   Increase in interest bearing deposits                 (109,676,202)
   Increase in accounts payable and accrued liabilities    (1,682,538)
                                                          ------------
                                                           11,906,340

   Cost in excess of net assets acquired                $  13,050,338
